UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ICAP FUNDS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The MainStay Funds
Eclipse Funds Inc.
Eclipse Funds
ICAP Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders. The Special Meeting is scheduled for October 16, 2009, at the offices of New York Life Investments. To date, our records indicate that we have not received your voting instructions. In an effort to avoid incurring any further expense, we are asking you to please take a moment right now to submit your vote.

After careful consideration, the Board of Directors/Trustees of each Fund recommends that shareholders of each Fund vote "FOR" each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your proxy:

1. By Internet.

Follow the instructions on your voting instruction card.

2. By Touch-Tone Phone.

Follow the instructions on your voting instruction card.

3. By Mail.

Simply return your executed proxy card in the envelope provided.

Please utilize one of the three options above to register your vote, so it may be received in time for the Special Meeting.

PLEASE VOTE TODAY!

20494 – R1 - BEN

The MainStay Funds
Eclipse Funds Inc.
Eclipse Funds
ICAP Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders. The Special Meeting is scheduled for October 16, 2009, at the offices of New York Life Investments. To date, our records indicate that we have not received your voting instructions. In an effort to avoid incurring any further expense, we are asking you to please take a moment right now to submit your vote.

After careful consideration, the Board of Directors/Trustees of each Fund recommends that shareholders of each Fund vote "FOR" each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your proxy:

1. By Phone.

Please call Computershare Fund Services toll-free at 888-456-7085. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.vote.proxy-direct.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number 866-241-6192 found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided.

Please utilize one of the four options above to register your vote, so it may be received in time for the Special Meeting.

PLEASE VOTE TODAY!

20494 – R1 - REG